INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "AGREEMENT") is made as of September 20, 2001, by and among Tag-It Pacific, Inc., a Delaware corporation (the "COMPANY"), Coats North America Consolidated, Inc. ("INVESTOR") and any other permitted successor in interest to Investor pursuant to Section 1.8 hereof who has executed an Investor Rights Joinder in the form attached hereto as Exhibit A (collectively with Investor the "INVESTORS").

                                    RECITALS

     This Agreement is being entered into in connection with that certain Series C Stock Purchase Agreement, dated as of September 20, 2001, and entered into by and between the parties hereto (the "PURCHASE AGREEMENT"), pursuant to which the Investor is acquiring shares of the Company's Series C Convertible Redeemable Preferred Stock, par value $0.001 per share (the shares so acquired, the "SHARES"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. REGISTRATION RIGHTS.

     1.1 DEFINITIONS. For purposes of this Agreement:

     "AFFILIATE" means, with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person in question. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or any duly constituted committee of that Board which has been delegated the authority to take the specific action in question.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, warrants, subscription rights, participations or other equivalents (however designated) of capital stock.

     "COMMON STOCK" means the Company's common stock, par value $0.001 per share.

     "ELIGIBLE OFFERING" means any public offering of Common Stock by the Company other than: (i) any registration relating solely to the sale of securities to participants in a Company stock plan, (ii) any registration relating to corporate reorganization or other transaction under Rule 145 of the Act, (iii) any registration on any form (other than Form S-1, S-2 or S-3) which does not include substantially the same information as would be required to be included in a registration statement


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covering the sale of the Registrable Securities, and (iv) any registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Exchange Act of 1934, as amended) promulgated thereunder.

     "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "HOLDER" means any person owning or having the right to acquire Registrable Securities or an assignee pursuant to Section 1.8 hereof.

     "PERSON" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government bureau or agency or other subdivision thereof or other entity of any kind or nature.

     "QUALIFIED OFFERING" means a firmly underwritten public offering of the Company's Common Stock pursuant to an effective registration statement filed with the SEC.

     "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

     "REGISTRABLE SECURITIES" means (i) any Common Stock issued or issuable upon the conversion of the Shares or any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares, and (ii) any Common Stock issued by way of a stock split of the shares referenced in (i) above.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Act of 1933, as amended) promulgated thereunder.

     "TRADING DAY" shall mean any day on which shares of the Company's Common Stock are traded on the American Stock Exchange, any other national market or over the counter, as the case may be.

     1.2 REGISTRATION RIGHTS WITH RESPECT TO THE SECURITIES.

     (a) FILING. In the event that any Holder has not had the opportunity to participate in a registration pursuant to Section 1.3 hereof during the one year subsequent to the date


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hereof whereby all of the Underlying Shares held by such Holder could have been sold, the Company agrees that after issuance of the Common Stock, the Company shall file, and cause to become effective as promptly as practicable thereafter, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 (the "REGISTRATION STATEMENT") on Form S-3 covering the shares of Common Stock into which the Shares may be converted (the "UNDERLYING SHARES"), which Registration Statement (or post-effective amendment filed under this Section 1.2) shall remain effective until the earlier of: (i) two (2) years from the date of effectiveness and (ii) such time as all registration rights granted to the Holders hereunder have terminated pursuant to Section 4.2 hereof (the "EFFECTIVENESS PERIOD"). If the Company is not eligible to use Form S-3, the Registration Statement shall be on Form S-1 and shall be amended to Form S-3 at such time as the Company becomes eligible to use Form S-3. Notwithstanding the foregoing, the Company shall not be obligated to file and cause to be effective a Registration Statement in the event that the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be effected at such time, in which event the Company shall have the right to defer the filing of the Registration Statement for a period of not more than 90 days.

     (b) EFFECTIVENESS. The Company shall use its commercially reasonable efforts to cause such Registration Statement to become effective within 90 days after filing with the SEC or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The Registration Statement shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the SEC. The Company will notify the Holders of the effectiveness of the Registration Statement within one Trading Day of such event.

     (c) EXPENSES. All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under Section 1.2(a) and in complying with applicable Federal and State securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company and the selling Holders (up to $7,500)) shall be borne by the Company. The Holders shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered. The Holders and their counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review any amendment to the Registration Statement prior to filing with the SEC, and the Company shall provide the Holders with copies of any comment letters received from the SEC with respect thereto within two (2) Trading Days of receipt thereof. The Company shall qualify any of the Registrable Securities for sale in such states as the Holders reasonably designate and shall furnish indemnification in the manner provided in
Section 1.7 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the selling Holders with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the selling Holders.

     1.3 PIGGYBACK REGISTRATIONS. At any time subsequent to the date on which the Holders convert the Shares into Common Stock or are eligible to convert the Shares into Common Stock, Company shall notify each Holder in writing at least 30 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the


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Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but EXCLUDING any filing of Form S-4 or S-8 registration statements), and will afford the Holders an opportunity to include in such registration statement all or any part of the Registrable Securities then held by the Holders. If a Holder desires to include in any such registration statement all or any part of the Registrable Securities it holds, such Holder shall, within 20 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities it wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     (a) UNDERWRITING. If a registration statement under which the Company gives notice under this Section1.3 is for an underwritten offering, then the Company shall so advise the Holders. In such event, the right of a Holder's Registrable Securities to be included in a registration pursuant to this Section1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. If a Holder is proposing to distribute their Registrable Securities through such underwriting such Holder shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, SECOND to the holders of any other registration rights granted by the Company prior to the date of this Investor Rights Agreement, and THIRD, to the Holders and all other holders of registration rights granted by the Company, on a pro rata basis based on the total number of Registrable Securities then held by each Holder and all such other holders. If a Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. If a Holder or any assignee permitted hereunder is a partnership or corporation, the partners, retired partners, shareholders and members of such Holder or permitted assignee, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder, and any pro rata reduction with respect to such "holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "holder", as defined in this sentence.

     (b) EXPENSES. The Company shall pay all expenses incurred in connection with a registration pursuant to this Section 1.3 (excluding underwriters' or brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company and the fees and disbursements of special counsel for the selling Holders (up to $7,500).


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     1.4 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of Registrable Securities registered thereunder, keep such registration statement effective for the Effectiveness Period;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

     (d) use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by any Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering;

     (f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder prepare and file an amendment to any such prospectus as may be necessary;

     (g) furnish, at the request of a Holder if such Holder is requesting registration of Registrable Securities and such securities are being sold through underwriters, a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to such Holder requesting registration, addressed to the underwriters and to such Holder;

     (h) cause all Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;


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     (i) cause the Company's officers, directors and independent certified public accountants to provide all information reasonably requested by a representative of each Holder and any attorney or accountant retained by such Holder, in connection with such registration;

     (j) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement; and

     (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the registration statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

     1.5 HOLDERS' OBLIGATIONS. (i) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1 that the selling Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by the selling Holders and the intended method of disposition of such securities, as shall be required to timely effect the registration of its Registrable Securities.

     (ii) The Holders agree that upon receipt of written notice of a Blackout Period from the Chief Executive Officer or Chairman of the Board of Directors, the Holders will not offer or sell Registrable Securities or engage in any transaction involving or relating to Registrable Securities during the time period set forth in such notice (such Blackout Period not to exceed 30 days) and will not disclose the contents of such notice until the Blackout Period has ended. For purposes of this Section 1.5: "BLACKOUT PERIOD": shall mean the occurrence of a material event which may be, in the good faith opinion of the Board of Directors, materially adverse to the Company's financial condition, business or operations or may require a disclosure which is not in the Company's best interest in light of the existence of (A) any material acquisition or financing activity involving the Company, including a proposed public offering of debt or equity securities, (B) an undisclosed material event, the public disclosure of which would have a material adverse effect on the Company, and (C) a proposed material transaction involving the Company and a material portion of its assets.

     1.6 DELAY OF REGISTRATION. The Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 1:

     (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and members of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such


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losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

     (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

     (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

     (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, its, or its partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

     (b) BY THE SELLING HOLDERS. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, or any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by the Holder under this subsection 1.7(b) in respect of any Violation shall not exceed the net proceeds received by the such Holder in the registered offering out of which such Violation arises.

     (c) NOTICE. Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such


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indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

     (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and the Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     (e) SURVIVAL. The obligations of the Company and the Holders under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise, and the termination of this Agreement.

     (f) SETTLEMENT. No indemnified party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     1.8 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to Section 1.2 and Section 1.3 may not be assigned by the Investor to a transferee or assignee of such securities except for a subsidiary of Coats plc (direct or indirect of which Coats plc controls at least 51% of the voting securities or the right to elect a majority of such subsidiary's directors (or other governing body)) or parent entity of Investor or a successor in interest to substantially all of the Investor's assets related to Investor's thread business; PROVIDED: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.9 below; (c) the assignee is purchasing all of the Registrable Securities held by the Investor and (d) such assignment shall be effective only if immediately following such


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transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

     1.9 HOLDBACK AGREEMENTS. (a) No Holder shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for equity securities of the Company, during the seven days prior to and the 120-day period beginning on the effective date of any registration or any in which Registrable Securities are included (except as part of such underwritten offering), unless the underwriters managing the registered public offering otherwise agree.

     (b) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 45 day period prior to and the 90 day period following the effective date of any underwritten offering pursuant to
Section 1.2 hereof as the Company and the underwriters managing the offering may agree unless in connection with such sale or distribution by the Company the Holders have been provided the opportunity to include at least 50% of their Registrable Securities in accordance with Section 1.3 hereof.

     1.10 RULE144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) as long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

     1.11 TERMINATION OF REGISTRATION RIGHTS. Each Holder shall not be entitled to exercise any right provided in Section 1 hereof subsequent to the time at which all Registrable Securities held by such Holder (and any affiliate of such Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three month period without registration in compliance with Rule 144 of the Act.

     2. ADDITIONAL ISSUANCE OF EQUITY SECURITIES.

     2.1 Except for the issuance of Capital Stock (i) pursuant to the conversion or exercise of convertible or exercisable securities outstanding or deemed outstanding on the date


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hereof, including the Shares, (ii) in connection with the Company's acquisition of another business or the Company entering into a joint venture or other strategic business arrangement, (iii) pursuant to a registered public offering,
(iv) pursuant to a stock split or subdivision of the Company's outstanding Capital Stock or pursuant to a dividend or other distribution, (v) to employees, consultants or directors of the Company under any stock purchase or stock option plans or arrangements approved by the Company's Board of Directors, (vi) pursuant to a recapitalization of the Company's Capital Stock, or (vii) in connection with the acquisition, merger, consolidation or other business combination of the Company by or with any Person, if the Company authorizes the issuance or sale of any Capital Stock and such transaction has been approved by a majority in interest of the Holders (the "OFFERED SHARES"), the Company shall first offer to sell the to the Holders, the Holders' Pro Rata Portion (as defined below) of the Offered Shares by written notice to the Holders (the "COMPANY NOTICE").

     2.2 Each Holder may elect to purchase at the price and on the terms specified in the Company Notice such number of Offered Shares as is equal to the product of (a) the number of Offered Shares, multiplied by (b) a fraction the numerator of which is the number of Registrable Securities held by such Holder (assuming the Shares were converted at the time of such calculation) and the denominator of which is the number of shares of the Company's Common Stock then outstanding (the "PRO RATA PORTION"), calculated on a fully-diluted basis, assuming the conversion of all series of the Company's preferred stock and exercise of all options, warrants and other rights to acquire capital stock which are then exercisable). Each Holder's election to purchase its Pro Rata Portion shall be made by delivering written notice of such election to the Company within ten (10) days after delivery of the Company Notice.

     2.3 Upon the expiration of the offering period described above, the Company shall be entitled to sell such of the Offered Shares which the Holders have not elected to purchase during the 180 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Holders. Any Offered Shares offered or sold by the Company after such 180 day period must be reoffered to the Holders pursuant to the terms of this Section 2.

     2.4 The rights set forth in this Section 2 shall terminate with respect to the Holders at such time as the Investor no longer holds at least 50% of the Shares initially purchased by the Investor pursuant to the Purchase Agreement.

     3. AMENDMENT.

     3.1 Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders holding a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 3.1 shall be binding upon the Investor, each permitted successor or assignee of such Investor and the Company.

     4. GENERAL PROVISIONS.

     4.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

        If to the Company:                If to the Investor:

Tag-It Pacific, Inc.                      Coats North America Consolidated, Inc.
21900 Burbank Boulevard                   Two Lake Pointe Plaza
Woodland Hills, CA  91367                 4135 South Stream Boulevard
Suite 270                                 Charlotte, NC 28217
Attn: Colin Dyne and Ronda Sallmen        Attn: Donna Armstrong
Fax Number:  (818) 444-4106               Fax Number: (704) 329-5970


        WITH COPIES TO:

Akin, Gump, Strauss, Hauer & Feld         Moore & Van Allen PLLC
2029 Century Park East, 24th Floor        100 North Tryon, Suite 4700
Los Angeles, CA 90067-3010                Charlotte, NC  28202
Attn:  Murray Markiles                    Attn: A. Mark Adcock
Fax Number:  (310) 728-2233               Fax Number:  (704) 331-1159


Or at such address as the Investor or permitted assignee shall have furnished to the Company in writing. The parties hereto may from time to time change their address or facsimile number for notices under this Section 4.1 by giving written notice of such changed address or facsimile number to the other parties hereto as provided in this Section 4.1.

     4.2 SURVIVAL OF WARRANTIES. The warranties and representations of the Company and the Holders contained in or made pursuant to this Agreement shall survive the Closing. The covenants contained herein shall survive in accordance with their terms.

     4.3 ENTIRE AGREEMENT. This Agreement, the Purchase Agreement, the Supply Agreement, dated as of September 20, 2001, between the Coats American, Inc. and the Company, together with all the Exhibits to this Agreement, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

     4.4 GOVERNING LAW/VENUE. This Agreement shall be interpreted in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof. The parties agree that jurisdiction over and venue in any legal proceeding arising out of or relating to this Agreement will exclusively be in the state or federal courts located in Delaware.

     4.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     4.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to the Investor, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character of the Investor's part of any breach, default or noncompliance under the Agreement or any waiver on the Investor's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to the Investor, shall be cumulative and not alternative.

     4.7 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

     4.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.9 COSTS AND ATTORNEYS' FEES. In the event that any dispute among the parties results in litigation, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses; provided, however, that in the case of any negotiated settlement of any litigation or arbitration between the parties, there shall be no "prevailing party" for purposes of this Section 4.9. As used herein, the term "attorneys' fees" shall be deemed to mean the full and actual cost of any legal services actually performed in connection with the matters involved, calculated on the basis of usual fees charged by the attorneys performing such services.

     4.10 ADJUSTMENTS FOR STOCK SPLITS AND CERTAIN OTHER CHANGES. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                    TAG-IT PACIFIC, INC.


                                    By:     /S/ COLIN DYNE
                                          -------------------------------------

                                    Name:    COLIN DYNE
                                          -------------------------------------

                                    Title:   CEO
                                          -------------------------------------



                                    COATS NORTH AMERICA
                                    CONSOLIDATED, INC.


                                    By:    /S/ DONNA ARMSTRONG
                                          -------------------------------------

                                    Name:  DONNA ARMSTRONG
                                          -------------------------------------

                                    Title: V.P. - FINANCE
                                          -------------------------------------

                                                                    EXHIBIT A



                    FORM OF INVESTOR RIGHTS AGREEMENT JOINDER

By signing and returning this Investor Rights Agreement Joinder, the undersigned agrees to be a party to that certain Investor Rights Agreement, dated as of September 20, 2001, by and among the Company and Coats North America Consolidated, Inc., a copy of which has been presented to the undersigned along with this Investor Rights Agreement Joinder. The undersigned shall have all rights, and shall observe all of the obligations, applicable to an "Investor" as set forth in the Investor Rights Agreement as if the undersigned had originally signed the Investor Rights Agreement.



                                                Date:________________________

                                                INVESTOR:



                                                -----------------------------
                                                By:
                                                Title: